SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): May 20, 2002

JUNIPER NETWORKS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26339	77-0422528

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1194 North Mathilda Avenue
Sunnyvale, CA 94089
(Address of Principal Executive Offices)

(408) 745-2000
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 20.1

Item 5. Other Events.

         On May 20, 2002, Juniper Networks, Inc. (the “Registrant”) announced that it has agreed to acquire Unisphere Networks, Inc., a Delaware corporation. A copy of the press release issued by the Registrant on May 20, 2002 concerning the foregoing transaction is filed herewith as Exhibit 20.1 and is incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Description

20.1	Press Release dated May 20, 2002 announcing the Registrant’s agreement to acquire Unisphere Networks, Inc.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JUNIPER NETWORKS, INC.

Dated: May 21, 2002	By:	/s/ Lisa C. Berry

Lisa C. Berry

Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

20.1	Press Release dated May 20, 2002 announcing the Registrant’s agreement to acquire Unisphere Networks, Inc.

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